  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 30, 2010

VALIANT HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 N. University Drive, Suite 625, Coral Springs, Florida		33065
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(954) 755-5564

210 N. University Drive, Suite 810, Coral Springs, FL 33071
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Information.

On September 30, 2010 the Company issued a press release regarding its entering into a term sheet for the acquisition of Atlantic Medical Supply, Inc. The press release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Valiant Health Care, Inc. dated September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALIANT HEALTH CARE, INC.

By:	/s/ Steven Turner
Name: Steven Turner
Title: Chief Executive Officer

Dated: September 30, 2010